SUPPLEMENT DATED DECEMBER 24, 2014 TO THE PROSPECTUS OF

Morgan Stanley Global Long/Short Fund P, dated April 30, 2014

(the “Fund”)

Effective December 31, 2014, the Fund’s name is changing from “Morgan Stanley Global Long/Short Fund P” to “AIP Long/Short Fund P.” As a result, the following changes will become effective on December 31, 2014. All references in the Fund’s Prospectus to “Morgan Stanley Global Long/Short Fund P” are hereby replaced with “AIP Long/Short Fund P.” In addition, the following information hereby replaces the ninth paragraph under the section of the Prospectus entitled “Summary of Terms—Investment Program”:

The Adviser intends to invest the assets of the Master Fund in Investment Funds that primarily employ long and short equity investment strategies across various geographic regions, including, but not limited to, North America, Europe and Asia. There can be no assurance that these strategies will be attractive at any particular time.

The following information hereby replaces the first paragraph under the section of the Prospectus entitled “Investment Program—Investment Strategies”:

The Adviser intends to invest the assets of the Master Fund in Investment Funds that primarily employ long and short equity investment strategies across various geographic regions, including, but not limited to, North America, Europe and Asia. There can be no assurance that these strategies will be attractive at any particular time. Many of the Investment Funds the Adviser intends to consider with respect to the Master Fund trade specifically in “security selection” strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GLSPSPT12/31/14